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EXHIBIT 23.1


                                     SMITH
                                       &
                                    COMPANY

           A PROFESSIONAL CORPORATION OF CERTIFIED PUBLIC ACCOUNTANTS




April 15, 2002


Board of Directors
Junum Incorporated
Costa Mesa, California


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants for Junum Incorporated, we hereby consent to the use of our report dated April 15, 2002 in the Company's Form 10-KSB Annual Report for the year ended December 31, 2001.


                                                    /s/ Smith & Company
                                                    Certified Public Accountants